Supplement dated November 30, 2012

supplementing the Prospectus (the “Prospectus”) and

Statement of Additional Information (“SAI”),

each dated May 1, 2012,

as may be revised or supplemented from time to time

of Hansberger International Series

Telephone No. 800-414-6927

INTERNATIONAL VALUE FUND

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with such Prospectus and SAI.

Effective December 31, 2012, Lauretta (Retz) Reeves, CFA, will no longer serve as co-portfolio manager to the Fund. Ronald W. Holt, Jr., Stephen Ho and Moira McLachlan will remain as co-portfolio managers of the Fund. Accordingly, all references to Ms. Reeves and corresponding disclosure related to Ms. Reeves in the Prospectus and SAI are hereby removed. Mr. Holt has been named Chief Investment Officer – Value Team, and all references to his title in the Prospectus or SAI are hereby updated to reflect this change.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE